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Exhibit 32
CERTIFICATION

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In

connection

with

the

quarterly

report

of

Lesaka

Technologies,

Inc.

(“Lesaka”)

on

Form 10-Q

for

the

quarter

ended
March

31,

2024,

as

filed

with

the

Securities

and

Exchange

Commission

on

the

date

hereof

(the

“Report”),

Ali

Mazanderani

and
Naeem

E.

Kola,

Executive

Chairman

and

Group

Chief

Financial

Officer,

respectively,

of

Lesaka,

certify,

pursuant

to

18
U.S.C. § 1350, that to their knowledge:

1.

The

Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange

Act of 1934,
as amended;

and

2.

The information contained in the Report fairly presents, in all material respects, the financial condition and results
of operations of Lesaka.

Date: May 8, 2024 /s/: Ali Mazanderani

Name: Ali Mazanderani

Executive Chairman

Date: May 8, 2024 /s/: Naeem E. Kola

Name: Naeem E. Kola

Group Chief Financial Officer